As filed with the Securities and Exchange Commission on September 24, 2010.
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                                                   1933 Act File No. 333-141457
                                                    1940 Act File No. 811-22039


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[X] Preliminary proxy statement.
[ ] Confidential, for use of the Commission only (as permitted by
    Rule 14a-6(e)(2)).
[ ] Definitive proxy statement.
[ ] Definitive additional materials.
[ ] Soliciting material pursuant to Section 240.14a-12


         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

                                   Preliminary Copy--Draft of September 24, 2010


         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND

                       120 East Liberty Drive, Suite 400
                            Wheaton, Illinois 60187

                                                               October ___, 2010

Dear Shareholder:

      The accompanying materials relate to the Special Meeting of Shareholders (referred to as the "Meeting") of First Trust Specialty Finance and Financial Opportunities Fund (the "Fund"). The Meeting will be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on _______, December ___, 2010 at _________ Central time.

      At the Meeting, you will be asked (i) to consider and vote on a proposal to approve a new investment management agreement (the "New Advisory Agreement") between the Fund and its current investment advisor, First Trust Advisors L.P. ("First Trust Advisors" or the "Advisor"), (ii) to consider and vote on a proposal to approve a new investment sub-advisory agreement (the "New Sub-Advisory Agreement") among the Fund, the Advisor and its current investment sub-advisor, Confluence Investment Management LLC ("Confluence" or the "Sub-Advisor") and (iii) to transact any other business as may properly come before the Meeting and any adjournments or postponements thereof.

      Upon the closing on October ___, 2010 of a transaction (the "Transaction"), which, as described in the accompanying Proxy Statement, resulted in a "change in control" of First Trust Advisors, the investment management agreement between the Fund and the Advisor automatically terminated in accordance with its terms. Moreover, the closing of the Transaction may have also resulted in the automatic termination of the investment sub-advisory agreement among the Fund, Confluence and the Advisor. The Advisor and the Sub-Advisor continue to provide investment advisory and sub-advisory services, respectively, to the Fund on an interim basis, as permitted by the Investment Company Act of 1940. However, in order for them to continue to provide services to the Fund beyond the interim period, as indicated above, shareholders of the Fund will be asked at the Meeting to vote to approve the New Advisory Agreement and the New Sub-Advisory Agreement. The Board of Trustees of the Fund is recommending that shareholders approve both of these agreements.

  Some important facts to note about the Transaction are:

  - The Transaction had no effect on the number of Fund shares you own or the value of those Fund shares.

  - Subject to shareholder approval, First Trust Advisors and Confluence will continue to provide investment advisory and sub-advisory services, respectively, to the Fund.

  -     The contractual advisory and sub-advisory fee rates will not increase.

  - The Transaction is not expected to result in a change in the persons responsible for the management of the Fund or in the operations of the Fund, or in any changes in the investment approach of the Fund.

      YOUR VOTE IS IMPORTANT. Please take a moment now to vote, either by completing and returning your proxy card(s) in the enclosed postage-paid return envelope, by telephone or through the Internet. Your prompt response will be much appreciated.

      We appreciate your participation in this important Meeting.

         Thank you.

                                        Sincerely,

                                        --------------------------------
                                        James A. Bowen
                                        Chairman of the Board of Trustees

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      IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSALS OR HOW TO VOTE YOUR SHARES, CALL THE FUND'S PROXY SOLICITOR, THE ALTMAN GROUP, INC., AT ________ WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.
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         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND

                       120 East Liberty Drive, Suite 400
                            Wheaton, Illinois 60187

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                        to be held on December ___, 2010

October ___, 2010

To the Shareholders of First Trust Specialty Finance and Financial Opportunities
Fund:

      Notice is hereby given that the Special Meeting of Shareholders (referred to as the "Meeting") of First Trust Specialty Finance and Financial Opportunities Fund, a Massachusetts business trust (the "Fund") will be held on ___________, December ___, 2010 at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 at ________, Central time, for the following purposes:

              1. To approve a new investment management agreement between the Fund and First Trust Advisors L.P., as investment advisor.

              2. To approve a new investment sub-advisory agreement among the Fund, First Trust Advisors L.P., as investment advisor, and Confluence Investment Management LLC, as investment sub-advisor.

              3. To transact any other business as may properly come before the Meeting (including any adjournments or postponements thereof).

      The close of business on September ___, 2010 has been fixed as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

                                        By Order of the Board of Trustees,


                                        --------------------------------
                                        W. Scott Jardine
                                        Secretary

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      IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE, AND TO ENSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOU MAY VOTE EASILY AND QUICKLY BY MAIL, TELEPHONE OR THROUGH THE INTERNET. TO VOTE BY MAIL, PLEASE COMPLETE AND MAIL YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. ALTERNATIVELY, SHAREHOLDERS MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSALS OR HOW TO VOTE YOUR SHARES, CALL THE FUND'S PROXY SOLICITOR, THE ALTMAN GROUP, INC., AT ________ WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.
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         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND

                        SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER ___, 2010

                       120 East Liberty Drive, Suite 400
                            Wheaton, Illinois 60187

                                PROXY STATEMENT

                               October ___, 2010

      THIS PROXY STATEMENT AND THE ENCLOSED PROXY CARD WILL FIRST BE MAILED TO SHAREHOLDERS ON OR ABOUT OCTOBER ___, 2010.

      This Proxy Statement is furnished by the Board of Trustees (the "Board") of First Trust Specialty Finance and Financial Opportunities Fund (the "Fund"), a Massachusetts business trust, in connection with the solicitation by the Board of proxies to be voted at the Special Meeting of Shareholders of the Fund to be held on __________, December ___, 2010 at the offices of First Trust Advisors L.P., located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, at ________, Central time and at any and all adjournments or postponements thereof (referred to collectively as the "Meeting"). A Notice of Special Meeting of Shareholders and a proxy card accompany this Proxy Statement.

      The Board has fixed the close of business on September ___, 2010 as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Meeting.

      As discussed more fully below, shareholders of the Fund are being asked:

              1. To approve a new investment management agreement (the "New Advisory Agreement"), between the Fund and First Trust Advisors L.P. ("First Trust Advisors" or the "Advisor"), the investment advisor to the Fund.

              2. To approve a new investment sub-advisory agreement (the "New Sub-Advisory Agreement"), among the Fund, First Trust Advisors, as investment advisor, and Confluence Investment Management LLC ("Confluence" or the "Sub-Advisor"), the investment sub-advisor to the Fund.

              3. To transact any other business as may properly come before the Meeting (including any adjournments or postponements).

      The Fund has one class of shares of beneficial interest, par value $0.01 per share, known as common shares ("Shares"). On the Record Date, the Fund had _______ Shares outstanding. Shares of the Fund are listed on the New York Stock Exchange under the ticker symbol "FGB." Shareholders of record on the Record Date are entitled to one vote for each Share the shareholder owns and a proportionate fractional vote for any fraction of a Share the shareholder owns.

      For shareholders voting by mail, if the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the Shares represented thereby will be voted in accordance with the instructions marked thereon or, if no instructions are marked thereon, will be voted in the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a properly executed and returned proxy will be voted FOR the proposal to approve the New Advisory Agreement, FOR the proposal to approve the New Sub-Advisory Agreement and at the discretion of the named proxies on any other matters that may properly come before the Meeting, as deemed appropriate. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her Shares in person, or by timely submitting a letter of revocation or a later-dated proxy to the Fund at the above address. A list of shareholders entitled to notice of and to be present and to vote at the Meeting will be available at the offices of the Fund, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, for inspection by any shareholder during regular business hours prior to the Meeting. Shareholders will need to show valid identification and proof of Share ownership to be admitted to the Meeting or to inspect the list of shareholders.

      Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of thirty-three and one-third percent (33-1/3%) of the voting power of the outstanding Shares entitled to vote on a matter. For the purposes of establishing whether a quorum is present, all Shares present and entitled to vote, including abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), shall be counted. Any meeting of shareholders may be postponed prior to the meeting with notice to the shareholders entitled to vote at that meeting. Any meeting of shareholders may, by action of the chairman of the meeting, be adjourned to permit further solicitation of proxies without further notice with respect to one or more matters to be considered at such meeting to a designated time and place, whether or not a quorum is present with respect to such matter. In addition, upon motion of the chairman of the meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the Shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice. Unless a proxy is otherwise limited in this regard, any Shares present and entitled to vote at a meeting, including broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment or adjournments.

      Broker-dealer firms holding Shares in "street name" for the benefit of their customers and clients may request voting instructions from such customers and clients. Because broker-dealers may be subject to rules which will not permit them to vote your Shares without instructions, you are encouraged to contact your broker-dealer and record your voting instructions.

      The expense of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement, and all other costs in connection with the solicitation of proxies to be voted at the Meeting, will be borne by the Advisor. The Advisor will also reimburse brokerage firms and others for their expenses in forwarding proxy solicitation materials to, the person(s) for whom they hold Shares of the Fund. The solicitation of proxies will begin on or about October ___, 2010 and will be largely by mail, but may include telephonic, electronic or oral communication by officers and service providers of the Fund, as well as affiliates of such service providers. A proxy solicitation firm, The Altman Group, Inc., has also been engaged to solicit proxies at a cost which is expected to be approximately $_______. As indicated above, this cost will be borne by the Advisor.

      IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON DECEMBER ___, 2010. THIS PROXY STATEMENT IS AVAILABLE ON THE INTERNET AT: HTTP:_______________. THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE ALSO AVAILABLE ON THE INTERNET AT:
HTTP:_____________________. THE FUND WILL FURNISH, WITHOUT CHARGE, COPIES OF ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO ANY SHAREHOLDER UPON REQUEST. TO REQUEST A COPY, PLEASE WRITE TO THE ADVISOR AT 120 EAST LIBERTY DRIVE, SUITE 400, WHEATON, ILLINOIS 60187, OR CALL (800) 988-5891.

      YOU MAY CALL (800) 988-5891 FOR INFORMATION ON HOW TO OBTAIN DIRECTIONS TO BE ABLE TO ATTEND THE MEETING AND VOTE IN PERSON.

      In order that your Shares may be represented at the Meeting, please vote your proxy as soon as possible either by mail or by telephone or through the Internet, as indicated on the enclosed proxy card. If voting by mail, you are requested to:

         -   indicate your instructions on the proxy card;

         -   date and sign the proxy card;

         - mail the proxy card promptly in the enclosed envelope which requires no postage if mailed in the continental United States; and

         -   allow  sufficient  time  for  the  proxy  card  to  be  received
             BY  ________  CENTRAL  TIME,  on _____________, DECEMBER ___, 2010.
             (However, proxies received after this date may still be voted in the event of an adjournment or postponement of the Meeting to a later date.)

                         BACKGROUND AND REASON FOR VOTE

      The Advisor has served as investment advisor to the Fund since its inception, initially pursuant to an investment management agreement (the "Original Advisory Agreement"), between the Advisor and the Fund, and currently, as described below, pursuant to an interim investment management agreement (the "Interim Advisory Agreement"), also between the Advisor and the Fund. Confluence has served as the Fund's sub-advisor since August 1, 2008, and, in this capacity, is responsible for the selection and on-going monitoring of the securities in the Fund's investment portfolio. Confluence had served as the Fund's sub-advisor pursuant to an investment sub-advisory agreement among the Fund, the Advisor and Confluence (the "Original Sub-Advisory Agreement"), and since October ____, 2010, Confluence has been providing services to the Fund pursuant to an interim sub-advisory agreement (the "Interim Sub-Advisory Agreement"), also among the Fund, the Advisor and Confluence

      The Advisor is an Illinois limited partnership formed in 1991 and an investment advisor registered with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940. The Advisor has one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation, and is controlled by Grace Partners and The Charger Corporation. Grace Partners is a limited partnership that is controlled by its general partner, The Charger Corporation, and has a number of limited partners. The Charger Corporation is an Illinois corporation that was previously controlled by the Robert Donald Van Kampen family. Grace Partners and The Charger Corporation are each located at 407 S. Third Street, Geneva, Illinois, and have a primary business that consists of investment advisory and broker/dealer services through their ownership interests in various entities. In this regard, in addition to their interests in the Advisor, Grace Partners is the sole limited partner, and The Charger Corporation is the sole general partner, of First Trust Portfolios L.P. ("First Trust Portfolios"), a broker-dealer registered under the Securities Exchange Act of 1934.

      On August 24, 2010, members of the Robert Donald Van Kampen family entered into a stock purchase agreement with James A. Bowen, the President of the Advisor, to sell 100% of the common stock of The Charger Corporation to Mr. Bowen (who will hold the interest through a limited liability company of which he is the sole member) (the "Transaction") for $3,000,000 payable at the Transaction closing. The Transaction was completed in accordance with its terms on October ___, 2010. The Transaction is not anticipated to result in any changes in the personnel or operations of the Advisor. Mr. Bowen is a Trustee who is an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund, the Chairman of the Board and the President of the Fund, the President of the Advisor and of First Trust Portfolios and a limited partner of Grace Partners. In light of the Transaction and his interest in and role with the Advisor, Mr. Bowen is deemed to have an interest in this Proposal.

      As required by the 1940 Act, both the Original Advisory Agreement and the Original Sub-Advisory Agreement provided for their automatic termination in the event of their assignment. The consummation of the Transaction resulted in a change in control of the Advisor and constituted an "assignment," as that term is defined in the 1940 Act, of the Original Advisory Agreement, thus having the effect of automatically terminating the Original Advisory Agreement on October ___, 2010. In addition, the consummation of the Transaction may have constituted an "assignment," as that term is defined in the 1940 Act, of the Original Sub-Advisory Agreement, thus having the effect of also automatically terminating the Original Sub-Advisory Agreement on October ____, 2010. Since that date, the Advisor and the Sub-Advisor have served as investment advisor and investment sub-advisor to the Fund pursuant to the Interim Advisory Agreement and the Interim Sub-Advisory Agreement, respectively. Shareholders of the Fund are being asked to approve the New Advisory Agreement and the New Sub-Advisory Agreement. Shareholders should be aware of the following:

      o The Transaction had no effect on the number of Shares you own or the value of those Shares.

      o Subject to shareholder approval, the Advisor and the Sub-Advisor will continue to provide investment advisory and sub-advisory services, respectively, to the Fund.

      o The contractual advisory and sub-advisory fee rates will not increase.

      o The Transaction is not expected to result in a change in the persons responsible for the management of the Fund or in the operations of the Fund, or in any changes in the investment approach of the Fund.

     In anticipation of the completion of the Transaction and the termination of the Original Advisory Agreement and the Original Sub-Advisory Agreement, the Board of the Fund held a meeting on September 20, 2010 (the "Board Meeting"), at which, after careful consideration (see "Board Considerations" below), the Trustees determined that, following the Transaction, it would be in the best interests of the Fund for the Advisor to continue to act as investment advisor to the Fund and for Confluence to continue to act as investment sub-advisor to the Fund. Accordingly, as permitted under the 1940 Act and Rule 15a-4 thereunder ("Rule 15a-4"), the Board of Trustees of the Fund, including all of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund (the "Independent Trustees"), approved the Interim Advisory Agreement and the Interim Sub-Advisory Agreement to ensure the continuation of investment advisory and investment sub-advisory services to the Fund. As indicated above, the Interim Advisory Agreement and the Interim Sub-Advisory Agreement have been in effect since October ___, 2010 and, pursuant to Rule 15a-4, will be in effect no longer than through March ___, 2011 (the "Interim Termination Date"), which will occur 150 days after the termination of the Original Advisory Agreement and the Original Sub-Advisory Agreement (see "The Interim Advisory Agreement" and "The Interim Sub-Advisory Agreement" below). In addition, at the Board Meeting, the Board approved, subject to shareholder approval, the New Advisory Agreement and the New Sub-Advisory Agreement. If shareholders of the Fund do not approve the New Advisory Agreement and/or the New Sub-Advisory Agreement, the Board will take such action as it deems to be in the best interests of the Fund.

BOARD CONSIDERATIONS

     The Board, including the Independent Trustees, approved the Interim Advisory Agreement and the New Advisory Agreement (collectively, the "Advisory Agreements") and the Interim Sub-Advisory Agreement and New Sub-Advisory

Agreement (collectively, the "Sub-Advisory Agreements" and together with the Advisory Agreements, the "Agreements") at the Board Meeting. The Board determined that the terms of the Agreements are fair and reasonable and that the Agreements are in the best interests of the Fund. The Board also determined that it believes that the scope and quality of services to be provided to the Fund under the Agreements will be at least equivalent to the scope and quality of services provided under the Original Advisory Agreement and the Original Sub-Advisory Agreement (collectively, the "Original Agreements").

     On August 25, 2010, the Independent Trustees were informed about the Transaction, including that the consummation of the Transaction would constitute a change of control of the Advisor and would result in the "assignment" and termination of the Original Advisory Agreement and may also result in the "assignment" and termination of the Original Sub-Advisory Agreement pursuant to their terms and in accordance with Section 15 of the 1940 Act. On August 31, 2010, counsel to the Independent Trustees forwarded to Mr. Bowen and the Advisor a request for information regarding the Transaction. At the Board Meeting, the Board considered the information provided by Mr. Bowen and the Advisor in response to the Independent Trustees' request for information and considered the approval of the Agreements.

     To reach its determination, the Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. In connection with its deliberations regarding the Agreements, the Board noted the Advisor's representation that apart from their effective and termination dates and any provisions of the Interim Advisory Agreement and Interim Sub-Advisory Agreement required by Rule 15a-4, the Advisory Agreements and Sub-Advisory Agreements were the same in all material respects as the Original Agreements. The Board noted that it had recently considered the Advisor's and Sub-Advisor's capabilities and the terms of the Original Agreements at a meeting held on March 20-21, 2010 and had determined to renew the Original Agreements for an additional one-year term (the "2010 Renewal"). The Board considered that in connection with the 2010 Renewal, it had received a report from each of the Advisor and the Sub-Advisor that, among other things, outlined the services provided by the Advisor and the Sub-Advisor (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged to other clients of the Advisor and the Sub-Advisor and as compared to fees charged by investment advisors and sub-advisors to comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. Prior to the Board Meeting, the Advisor represented to the Board that there had been no material changes to the information provided in March 2010 with respect to the Original Agreements and that the Board could continue to rely on such information. In addition, the Sub-Advisor represented to the Board that, except for updates to its Form ADV and an increase to its professional liability insurance due to the growth of the Sub-Advisor, there had been no material changes to the information provided in March 2010 and that the Board could continue to rely on such information.

     Because the Board determined that any differences between the Original Agreements and the Agreements were immaterial, the Board determined that much of its previous analysis in connection with the 2010 Renewal applied to its review and consideration of the Agreements. Accordingly, the Board took note of such prior analysis and supplemented it with the additional considerations noted below. The Independent Trustees also met separately with their independent legal counsel to discuss the Transaction and their consideration of the Agreements.

     In reviewing the Agreements, the Board considered the nature, quality and extent of services to be provided by the Advisor and the Sub-Advisor under the Agreements. The Board noted that the Transaction was not expected to result in any changes to the personnel of the Advisor and Sub-Advisor responsible for providing services to the Fund. The Board also considered the representations of both the Advisor and the Sub-Advisor that there will be no diminution in services provided under the Agreements. In light of the information presented and the considerations made at the Board Meeting, including the considerations made in connection with the 2010 Renewal, the Board concluded that the nature, quality and extent of services to be provided to the Fund by the Advisor and the Sub-Advisor under the Agreements are expected to be satisfactory.

     The Board considered the advisory and sub-advisory fees payable under the Agreements, noting that they would be the same as the fees payable under the Original Agreements. The Board considered that in connection with the 2010 Renewal it had reviewed the advisory fees charged by the Advisor to similar funds and other non-fund clients, and had noted that the Advisor does not provide advisory services to other clients with investment objectives and policies similar to the Fund's. The Board also considered that it had reviewed information provided by the Sub-Advisor as to the fees it charges to other similar clients, noting that the Sub-Advisor does not charge a lower fee to any other client for which it provides comparable services. The Board also considered performance information for the Fund, including the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance and portfolio risk on an ongoing basis. In light of the information presented on the fees and performance of the Fund and the considerations made at the Board Meeting, including the considerations made in connection with the 2010 Renewal, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by the Advisor and Sub-Advisor under the Agreements.

     The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board concluded that the advisory fee continues to reflect an appropriate level of sharing of any economies of scale at current asset levels. The Board noted that in connection with the 2010 Renewal it had reviewed the costs of the services provided and profits realized by the Advisor from serving as investment manager to the Fund for the twelve months ended December 31, 2009. The Board considered its prior conclusion that the Advisor's profitability appeared to be not excessive in light of the services provided to the Fund. The Board considered whether the Advisor derives any ancillary benefits from its relationship with the Fund and noted that the typical fall-out benefits to the Advisor such as soft dollars are not present. The Board noted the other relationships maintained between the Advisor (or its affiliate) and the Sub-Advisor as described in connection with the 2010 Renewal. The Board noted that the Advisor will receive compensation from the Fund for providing fund reporting services. The Board concluded that any other fall-out benefits received by the Advisor or its affiliates would appear to be limited.

     The Board considered the Sub-Advisor's representation in connection with the 2010 Renewal that the Sub-Advisor's costs are generally fixed, allowing for economies of scale with regard to certain costs. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and the Sub-Advisor. The Board considered the fall-out benefits realized by the Sub-Advisor from its relationship with the Fund, including its other relationships with the Advisor and that the Sub-Advisor had recently been approved to serve as sub-advisor to a new open-end fund to be added to the First Trust Fund Complex.

     Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

     Accordingly, the Board recommends that shareholders vote to approve the New Advisory Agreement and the New Sub-Advisory Agreement.


     PROPOSAL 1: APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT FOR THE FUND

THE ORIGINAL ADVISORY AGREEMENT

      The Original Advisory Agreement was dated May 24, 2007 and was approved by the Fund's initial shareholder on May 24, 2007. Since the beginning of the Fund's last fiscal year, the continuation of the Original Advisory Agreement was approved by the Board at meetings held on March 1-2, 2009 and March 21-22, 2010.

THE INTERIM ADVISORY AGREEMENT

      Many of the terms of the Interim Advisory Agreement are the same as those of the Original Advisory Agreement; however, in addition to various updates, there are differences in provisions relating to the effective date and, consistent with the requirements of Rule 15a-4, termination and compensation. Unless terminated sooner in accordance with its terms, the Interim Advisory Agreement will continue to be in effect through the Interim Termination Date or until shareholders of the Fund approve the New Advisory Agreement, whichever occurs first. In addition, the Interim Advisory Agreement may be terminated by action of the Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules and regulations thereunder) of the Fund upon 10 calendar days' written notice to the Advisor, without payment of any penalty.

      The rate of compensation paid to the Advisor is the same under the applicable Interim Advisory Agreement, Original Advisory Agreement and New Advisory Agreement. The compensation accrued under the Interim Advisory Agreement, however, is to be held in an interest-bearing escrow account with the Fund's custodian or another bank designated by the Fund. If the New Advisory Agreement is approved by shareholders of the Fund by the Interim Termination Date, the amount in the escrow account (including the interest earned) will be paid to the Advisor. However, if shareholders of the Fund do not approve the New Advisory Agreement by such date, the Advisor will be paid, out of the escrow account, the lesser of: (i) any costs incurred by the Advisor in performing services under the Interim Advisory Agreement (plus interest earned on that amount while in escrow); or (ii) the total amount in the escrow account (plus interest earned).

COMPARISON OF CERTAIN TERMS OF THE NEW ADVISORY AGREEMENT AND ORIGINAL
        ADVISORY AGREEMENT

      Below is a brief comparison of certain terms of the Original Advisory Agreement to the corresponding terms of the New Advisory Agreement. Many of the terms of the New Advisory Agreement, including fees payable to the Advisor by the Fund thereunder, are substantially the same in all material respects to the terms of the corresponding Original Advisory Agreement; however the New Advisory Agreement includes a new effective date and has been updated in certain other respects (including, among other things, the elimination of certain provisions that were in effect for a limited time or are otherwise no longer relevant). The form of the New Advisory Agreement is attached to this Proxy Statement as Exhibit A and the description of the New Advisory Agreement is qualified in its entirety by reference to such Exhibit.

      Advisory Services. As was the case under the Original Advisory Agreement, under the New Advisory Agreement, the Advisor will agree to act as the investment advisor for, and to manage the investment and reinvestment of the assets of, the Fund in accordance with the Fund's investment objective and policies and limitations, and will administer the Fund's affairs to the extent requested by and subject to the supervision of the Fund's Board. Moreover, the New Advisory Agreement provides, and the Original Advisory Agreement also provided, that the investment of the Fund's assets will be subject to the Fund's policies, restrictions and limitations with respect to securities investments as set forth in the Fund's then current registration statement under the 1940 Act, and all applicable laws and the regulations of the SEC relating to the management of registered closed-end management investment companies. In addition, the Advisor agreed under the Original Advisory Agreement, and will agree under the New Advisory Agreement, to furnish office facilities and equipment as well as certain clerical, bookkeeping and administrative services. Finally, as was the case under the Original Agreement, under the New Advisory Agreement, subject to the applicable requirements of the 1940 Act, the Advisor may, at its own cost and expense, retain one or more sub-advisors to serve the Fund.

      Fees. As was the case under the Original Advisory Agreement, as compensation for its services and facilities furnished to the Fund under the New Advisory Agreement, the Advisor will be entitled to receive, on a monthly basis, an investment management fee equal to the annual rate of 1.00% of the Fund's "Managed Assets." The term "Managed Assets" means the average daily gross asset value of the Fund (including assets attributable to the Fund's preferred shares, if any, and the principal amount of borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares). During the Fund's last fiscal year, the aggregate amount of the advisory fees paid by the Fund to the Advisor under the Original Advisory Agreement was $805,321.

      Limitation of Liability. As was the case under the Original Advisory Agreement, the New Advisory Agreement provides that the Advisor will not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention has been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation has been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

      Continuance. The Original Advisory Agreement was originally in effect for an initial term of two years and could be continued thereafter for successive one-year periods if such continuance was specifically approved, at least annually, in the manner required by the 1940 Act. Similarly, if the New Advisory Agreement is approved by shareholders, it will expire on the two-year anniversary of the date of its effectiveness unless continued and, thereafter, may be continued for successive one-year periods if such continuance is specifically approved, at least annually, in the manner required by the 1940 Act.

      Termination. As was the case under the Original Advisory Agreement, the New Advisory Agreement provides that it (a) will automatically terminate in the event of its assignment (as defined in the 1940 Act and the rules and regulations thereunder), (b) may be terminated at any time without the payment of any penalty by the Fund or by the Advisor upon 60 days' written notice to the other party, and (c) may be terminated by action of the Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules and regulations thereunder) of the Fund, accompanied by appropriate notice. In addition, the Original Advisory Agreement was, and the New Advisory Agreement is, terminable at any time without the payment of any penalty, by the Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules and regulations thereunder) of the Fund, in the event that it is established by a court of competent jurisdiction that the Advisor or any of its officers or directors has taken any action that results in a breach of the covenants of the Advisor set forth in the Agreement.

SECTION 15(F) OF THE 1940 ACT

      Section 15(f) of the 1940 Act is a safe harbor that provides that, when a change in control of an investment advisor occurs, the investment advisor or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are met. The first condition specifies that no "unfair burden" may be imposed on the investment company as a result of a transaction relating to the change in control, or any express or implied terms, conditions or understandings. The term "unfair burden" as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control transaction whereby the investment advisor (or predecessor or successor advisor), or any interested person of any such investment advisor, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property, to, from or on behalf of the investment company (other than fees for bona fide principal underwriting services). The second condition specifies that, during the three-year period immediately following consummation of the change in control transaction, at least 75% of the investment company's board of directors/trustees must not be "interested persons" (as defined in the 1940 Act) of the investment advisor or predecessor advisor. If either condition of Section 15(f) is not met, the safe harbor is not available.

      The Board has not been advised of any circumstances arising under the Transaction that might result in the imposition of an "unfair burden" being imposed on the Fund. In addition, the Fund has adopted procedures which include steps intended to cause the conditions of Section 15(f) to be met.

ADDITIONAL INFORMATION ABOUT THE FUND AND THE ADVISOR

      A list of the officers of the Fund and the managing directors and principal officers of the Advisor, their positions with the Fund and/or the Advisor, and their principal occupations are set forth below. Certain officers of the Fund have an equity interest in the limited partner of the Advisor.

     NAME        POSITION WITH     POSITION WITH    PRINCIPAL OCCUPATION
                    THE FUND        THE ADVISOR
James A. Bowen  President,        President         President, First Trust Advisors L.P.
                Chairman of the                     and First Trust Portfolios L.P.;
                Board, Chief                        Chairman of the Board of Directors,
                Executive                           BondWave LLC and Stonebridge Advisors
                Officer and                         LLC
                Trustee
Mark R.         Treasurer,        Managing          Chief Financial Officer, First Trust
Bradley         Controller,       Director and      Advisors L.P. and First Trust
                Chief Financial   Chief Financial   Portfolios L.P.; Chief Financial
                Officer and       Officer           Officer, BondWave LLC and Stonebridge
                Chief Accounting                    Advisors LLC
                Officer

Kathleen W.     None              Chief Compliance  Chief Compliance Officer, First Trust
Brown                             Officer           Advisors L.P. and First Trust
                                                    Portfolios L.P.
Robert F.       None              Chief Investment  Chief Investment Officer, First Trust
Carey                             Officer           Advisors L.P. and First Trust
                                                    Portfolios L.P.


                                     - 11 -


     NAME        POSITION WITH     POSITION WITH    PRINCIPAL OCCUPATION
                    THE FUND        THE ADVISOR

Erin E.         Assistant         Assistant         Assistant General Counsel, First
Chapman         Secretary         General Counsel   Trust Advisors L.P. and First Trust
                                                    Portfolios L.P.
James M. Dykas  Assistant         Senior Vice       Senior Vice President, First Trust
                Treasurer         President         Advisors L.P. and First Trust
                                                    Portfolios L.P.
Christopher R.  Assistant Vice    Assistant Vice    Assistant Vice President, First Trust
Fallow          President         President         Advisors L.P. and First Trust
                                                    Portfolios L.P.

R. Scott Hall   None              Managing          Managing Director, First Trust
                                  Director          Advisors L.P. and First Trust
                                                    Portfolios L.P.

W. Scott        Secretary and     General Counsel   General Counsel, First Trust Advisors
Jardine         Chief Compliance                    L.P. and First Trust Portfolios L.P.
                Officer                             and BondWave LLC; Secretary of
                                                    Stonebridge Advisors LLC

Daniel J.       Vice President    Senior Vice       Senior Vice President, First Trust
Lindquist                         President         Advisors L.P. and First Trust
                                                    Portfolios L.P.
Coleen D.       Assistant Vice    Assistant Vice    Assistant Vice President, First Trust
Lynch           President         President         Advisors L.P. and First Trust
                                                    Portfolios L.P.

Kristi A.       Assistant         Deputy General    Deputy General Counsel, First Trust
Maher           Secretary and     Counsel           Advisors L.P. and First Trust
                Deputy Chief                        Portfolios L.P.
                Compliance
                Officer

Ronald D.       None              Managing          Managing Director, First Trust
McAlister                         Director          Advisors L.P. and First Trust
                                                    Portfolios L.P.

      The business address of the Advisor and each officer and managing director of the Advisor is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

SHAREHOLDER APPROVAL AND REQUIRED VOTE

      To become effective, the New Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The "vote of a majority of the outstanding voting securities" of the Fund for this purpose, as defined in the 1940 Act, means the vote of the lesser of (i) 67% or more of the Shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding Shares of the Fund are present in person or represented by proxy; or
(ii) more than 50% of the outstanding Shares of the Fund. For purposes of determining the approval of the New Advisory Agreement, abstentions and broker non-votes will have the effect of a vote against this Proposal.

       IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING PROPOSAL 1 OR HOW TO VOTE YOUR SHARES, CALL THE FUND'S PROXY SOLICITOR, THE ALTMAN GROUP INC., AT ____________ WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE THE
                            NEW ADVISORY AGREEMENT.


  PROPOSAL 2: APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT FOR THE FUND

CONFLUENCE INVESTMENT MANAGEMENT LLC

General and Organizational Information

      Confluence Investment Management LLC is located at 349 Marshall Avenue, Suite 302, St. Louis, Missouri 63119. Confluence is a St. Louis, Missouri based, SEC registered investment advisor founded in December 2007, specializing in equity portfolio management, asset allocation portfolio management and alternative investment management. Confluence had approximately $814 million in assets under management or supervision as of August 31, 2010.

      Confluence was organized as a Delaware limited liability company in December 2007. Currently three members, Brian N. Hansen, Mark A. Keller and Tortoise Capital Advisors, L.L.C. ("Tortoise L.L.C."), each own interests of less than 25% in Confluence. Tortoise L.L.C., a Delaware limited liability company organized in 2002, is an investment advisor located at 11550 Ash Street, Suite 300, Leawood, Kansas 66211. Tortoise L.L.C. is wholly-owned by Tortoise Holdings, LLC, a holding company. Mariner Holdings, LLC, an independent investment firm with affiliates focused on wealth and asset management, through its wholly-owned subsidiary, Montage Asset Management, LLC, owns a majority interest in Tortoise Holdings, LLC with the remaining interests held by the five members of Tortoise L.L.C.'s investment committee and certain other senior employees of our Tortoise L.L.C.

Organizational Information

      The following chart lists the directors and principal executive officers of Confluence and their principal occupations:

                                    POSITION WITH CONFLUENCE AND
NAME                                    PRINCIPAL OCCUPATION
Mark A. Keller             Member, Director, Chief Executive Officer, Chief
                           Investment Officer and Portfolio Manager
Brian N. Hansen            Member, Director, President and Chief Operating
                           Officer
David J. Schulte           Director (Confluence); Managing Director
                           (Tortoise L.L.C.)
William D. O'Grady         Member, Director, Executive Vice President and Chief
                           Market Strategist
David B. Miyazaki          Member, Senior Vice President and Portfolio Manager
Daniel T. Winter           Member, Senior Vice President and Portfolio Manager
Patricia A. Dahl           Member, Senior Vice President and Portfolio Manager
Joseph J. Hanzlik          Member, Senior Vice President, Chief Financial
                           Officer and Chief Compliance Officer
F. Christopher  Stein      Member, Vice President and Portfolio Manager
Tore L. Stole              Member, Vice President and Director of Research
Dustin A. Hausladen        Member, Vice President and Director of Business
                           Development

      The business address of each of the Confluence directors and principal executive officers is 349 Marshall Avenue, Suite 302, St. Louis, Missouri 63119.

Certain Transactions Involving Confluence, First Trust Advisors and First Trust Portfolios L.P.

      On May 7, 2008, First Trust Portfolios paid $200,000 for an equity ownership interest in Confluence. On June 30, 2008, First Trust Portfolios and Confluence agreed to convert such equity ownership interest into debt. Accordingly, First Trust Portfolios currently holds a promissory note from Confluence with a stated principal amount of $200,000, an annual interest rate of 3.20% and a stated maturity date of June 30, 2015.

      On August 25, 2008, Confluence and First Trust Advisors entered into an agreement pursuant to which Confluence will provide certain financial advisory services to First Trust Advisors for an annual fee of $430,000. In addition, First Trust Advisors and Confluence entered into an agreement as of May 7, 2008 pursuant to which Confluence assists in providing sub-portfolio supervisory services to a limited number of unit investment trusts sponsored by First Trust Portfolios for an annual fee based on $0.002 per unit; currently, Confluence provides such services to 12 unit investment trusts for an aggregate annual fee of approximately $30,000. Confluence also provides portfolio consulting services to construct portfolios for unit investment trusts. Confluence will not provide services to the Fund pursuant to either of the agreements described in this paragraph.

THE ORIGINAL SUB-ADVISORY AGREEMENT

      The Original Sub-Advisory Agreement was dated November 17, 2008 and was approved by the shareholders of the Fund at a special meeting held on such date; in that regard, Confluence succeeded Gallatin Asset Management, Inc. as sub-advisor to the Fund. Since the beginning of the Fund's last fiscal year, the continuation of the Original Sub-Advisory Agreement was approved by the Board at a meeting held on March 21-22, 2010.

THE INTERIM SUB-ADVISORY AGREEMENT

      Many of the terms of the Interim Sub-Advisory Agreement are substantially the same as those of the Original Sub-Advisory Agreement; however, in addition to various updates, there are differences in provisions relating to the effective date and, consistent with the requirements of Rule 15a-4, termination and compensation. Unless terminated sooner in accordance with its terms, the Interim Sub-Advisory Agreement will continue to be in effect through the Interim Termination Date or until shareholders of the Fund approve the New Sub-Advisory Agreement, whichever occurs first. In addition, the Interim Sub-Advisory Agreement may be terminated by action of the Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund upon 10 calendar days' written notice to the Sub-Advisor, without payment of any penalty.

      The rate of compensation paid to the Sub-Advisor is the same under the applicable Interim Sub-Advisory Agreement, Original Sub-Advisory Agreement and New Sub-Advisory Agreement. The compensation accrued under the Interim Sub-Advisory Agreement, however, is to be held in an interest-bearing escrow account with the Fund's custodian or another bank designated by the Fund. If the New Sub-Advisory Agreement is approved by shareholders of the Fund by the Interim Termination Date, the amount in the escrow account (including the interest earned) will be paid to the Sub-Advisor. However, if shareholders of the Fund do not approve the New Sub-Advisory Agreement by such date, the Sub-Advisor will be paid, out of the escrow account, the lesser of: (i) any costs incurred by the Sub-Advisor in performing services under the Interim Sub-Advisory Agreement (plus interest earned on that amount while in escrow); or
(ii) the total amount in the escrow account (plus interest earned).

COMPARISON OF THE NEW SUB-ADVISORY AGREEMENT AND ORIGINAL SUB-ADVISORY AGREEMENT

      Below is a brief comparison of certain terms of the Original Sub-Advisory Agreement to the corresponding terms of the New Sub-Advisory Agreement. Many of the terms of the New Sub-Advisory Agreement, including fees payable to the Sub-Advisor by the Advisor thereunder, are substantially the same in all material respects to the terms of the corresponding Original Sub-Advisory Agreement; however the New Sub-Advisory Agreement includes a new effective date and has been updated in certain other respects. The form of the New Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit B and the description of the New Sub-Advisory Agreement is qualified in its entirety by reference to such Exhibit.

      Sub-Advisory Services. As was the case under the Original Sub-Advisory Agreement, under the New Sub-Advisory Agreement the Sub-Advisor will furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the Fund's investment portfolio, all on behalf of the Fund and subject to the supervision of the Fund's Board and the Advisor. In addition, as was the case under the Original Sub-Advisory Agreement, under the New Sub-Advisory Agreement, the Sub-Advisor is required to monitor the Fund's investments and to comply with the provisions of the Fund's Declaration of Trust and By-Laws and the stated investment objectives, policies and restrictions of the Fund.

      Brokerage. As was the case under the Original Sub-Advisory Agreement, the New Sub-Advisory Agreement authorizes the Sub-Advisor to select the brokers or dealers that will execute the purchases and sales of portfolio investments for the Fund, and directs the Sub-Advisor to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund's orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided.

      Fees. As was the case under the Original Sub-Advisory Agreement, under the New Sub-Advisory Agreement, the Advisor will pay the Sub-Advisor a portfolio management fee on a monthly basis. Both the Original Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that for services provided and expenses assumed, the Advisor will pay the Sub-Advisor a fee equal to the annual rate of 0.50% of the Fund's "Managed Assets." The term "Managed Assets" means the average daily gross asset value of the Fund (including assets attributable to the Fund's preferred shares, if any, and the principal amount of borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes or other forms of indebtedness issued by the Fund and the liquidation preference of any outstanding preferred shares). During the Fund's last fiscal year, the aggregate amount of fees paid by the Advisor to the Sub-Advisor under the Original Sub-Advisory Agreement was $402,660.

      Payment of Expenses. As was the case under the Original Sub-Advisory Agreement, under the New Sub-Advisory Agreement, the Sub-Advisor will agree to pay all expenses it incurs in connection with its activities under such Agreement other than the cost of securities and other assets (including brokerage commissions, if any) purchased for the Fund.

      Limitation on Liability. As was the case under the Original Sub-Advisory Agreement, the New Sub-Advisory Agreement provides that the Sub-Advisor will not be liable for, and the Fund and the Advisor will not take any action against the Sub-Advisor to hold the Sub-Advisor liable for, any error of judgment or mistake of law or for any loss suffered by the Fund or the Advisor in connection with the performance of the Sub-Advisor's duties under the Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor in the performance of its duties under the Agreement, or by reason of its reckless disregard of its obligations and duties under the Agreement.

      Continuance. The Original Sub-Advisory Agreement was initially in effect until November 17, 2010 and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the New Sub-Advisory Agreement is approved by shareholders, it will expire on the two-year anniversary of the date of its effectiveness unless continued and, thereafter, may be continued for successive one-year periods if such continuance is specifically approved, at least annually, in the manner required by the 1940 Act.

      Termination. As was the case under the Original Advisory Agreement, the New Sub-Advisory Agreement provides that it (a) will automatically terminate in the event of its assignment (as defined in the 1940 Act and the rules and regulations thereunder), (b) may be terminated at any time without the payment of any penalty by the Advisor or the Sub-Advisor upon 60 days' written notice to the other parties, and (c) may be terminated by action of the Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules and regulations thereunder) of the Fund upon 60 days' written notice to the Sub-Advisor by the Fund without the payment of any penalty. In addition, the Original Sub-Advisory Agreement was, and the New Sub-Advisory Agreement is, terminable at any time without the payment of any penalty by the Advisor, the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules and regulations thereunder) of the Fund in the event that it is established by a court of competent jurisdiction that the Sub-Advisor or any of its officers or directors has taken any action that results in a breach of the material covenants of the Sub-Advisor set forth in the Agreement.

SHAREHOLDER APPROVAL AND REQUIRED VOTE

      To become effective, the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The "vote of a majority of the outstanding voting securities" of the Fund for this purpose, as defined in the 1940 Act, means the vote of the lesser of (i) 67% or more of the Shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding Shares of the Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding Shares of the Fund. For purposes of determining the approval of the New Sub-Advisory Agreement, abstentions and broker non-votes will have the effect of a vote against this Proposal.

      IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING PROPOSAL 2 OR HOW TO VOTE YOUR SHARES, CALL THE FUND'S PROXY SOLICITOR, THE ALTMAN GROUP, INC., AT ___________ WEEKDAYS FROM ______ A.M. TO ________ P.M. EASTERN TIME.

       THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE
                        THE NEW SUB-ADVISORY AGREEMENT.

                             ADDITIONAL INFORMATION

THE ADMINISTRATOR, ACCOUNTING AGENT AND TRANSFER AGENT

      BNY Mellon Investment Servicing (US) Inc. acts as the administrator, accounting agent and transfer agent to the Fund and its principal U.S. office is located at 4400 Computer Drive, Westborough, Massachusetts 01581.

BENEFICIAL OWNERSHIP OF SHARES

Control Persons and Principal Holders

      To the knowledge of the Board of Trustees, as of the Record Date, no single shareholder or "group" (as that term is used in Section 13(d) of the 1934
Act) beneficially owned more than 5% of the Fund's outstanding Shares, except as described in the following table. Information as to beneficial ownership of Shares, including percentage of Shares beneficially owned, is based on reports filed with the SEC by such holders and a securities position listing report from The Depository Trust & Clearing Corporation as of the Record Date. The Fund does not have any knowledge of the identity of the ultimate beneficiaries of the Shares listed below. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of control.

------------------------------ ----------------- ------------------------------ ----------------------------------
         SHAREHOLDER               ADDRESS             PERCENT OWNERSHIP              NUMBER OF SHARES HELD
------------------------------ ----------------- ------------------------------ ----------------------------------

------------------------------ ----------------- ------------------------------ ----------------------------------

         Trustees and Officers

      As of ___________, 2010, the Trustees of the Fund beneficially owned the following number of Shares of the Fund:

------------------------------------- ----------------------------------------
              TRUSTEE                              SHARES OWNED
------------------------------------------------------------------------------
INTERESTED TRUSTEE
------------------------------------- ----------------------------------------
James A. Bowen
------------------------------------------------------------------------------
INDEPENDEINDEPENDENT TRUSTEES
------------------------------------- ----------------------------------------
Richard E. Erickson
------------------------------------- ----------------------------------------
Thomas R. Kadlec
------------------------------------- ----------------------------------------
Robert F. Keith
------------------------------------- ----------------------------------------
Niel B. Nielson
------------------------------------- ----------------------------------------

    As of ___________, 2010, (1) each Trustee beneficially owned less than 1% of the outstanding Shares of the Fund and (2) the Trustees and officers as a group beneficially owned _____ Shares of the Fund, which is less than 1% of the Fund's outstanding Shares.

SHAREHOLDER PROPOSALS

    To be considered for presentation at the Annual Meeting of Shareholders of the Fund to be held in 2011, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of the Fund at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, not later than November 22, 2010.

      Any proposals by shareholders may only be brought before an annual meeting of the Fund if timely written notice (the "Shareholder Notice") is provided to the Secretary of the Fund. In accordance with the advance notice provisions included in the Fund's By-Laws, unless a greater or lesser period is required under applicable law, to be timely, the Shareholder Notice must be delivered to or mailed and received at the Fund's address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, Attn: W. Scott Jardine, not less than forty-five (45) days nor more than sixty (60) days prior to the first anniversary date of the date of the proxy statement released to shareholders for the preceding year's annual meeting. However, if and only if the annual meeting is not scheduled to be held within a period that commences thirty (30) days before the first anniversary date of the annual meeting for the preceding year and ends thirty
(30) days after such anniversary date (an annual meeting date outside such period being referred to herein as an "Other Annual Meeting Date"), such Shareholder Notice must be given as described above by the later of the close of business on (i) the date forty-five (45) days prior to such Other Annual Meeting Date or (ii) the tenth (10th) business day following the date such Other Annual Meeting Date is first publicly announced or disclosed.

      Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

FISCAL YEAR

      The fiscal year end for the Fund is November 30.

SHAREHOLDER COMMUNICATIONS

      Shareholders of the Fund who want to communicate with the Board of Trustees or any individual Trustee should write the Fund to the attention of the Fund Secretary, W. Scott Jardine. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the chairman of the Nominating and Governance Committee of the Board and the independent legal counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

DELIVERY OF CERTAIN DOCUMENTS

      Annual reports will be sent to shareholders of record of the Fund following the Fund's fiscal year end. The Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the Fund at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or by calling (800) 988-5891.

      Please note that only one annual or semi-annual report, proxy statement or Notice of Internet Availability of Proxy Materials, as applicable, may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report, proxy statement or Notice of Internet Availability of Proxy Materials, as applicable, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

                    OTHER MATTERS TO COME BEFORE THE MEETING

      No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Fund.

Dated:

--------------------------------------------------------------------------------
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR ALTERNATIVELY, TO VOTE BY TELEPHONE OR THROUGH THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD.

IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSALS OR HOW TO VOTE YOUR SHARES, CALL THE FUND'S PROXY SOLICITOR, THE ALTMAN GROUP, INC., AT __________________ WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.
--------------------------------------------------------------------------------

                                                                       EXHIBIT A


                                    FORM OF
                        INVESTMENT MANAGEMENT AGREEMENT

      INVESTMENT MANAGEMENT AGREEMENT made this [ ] day of [ ], by and between FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND, a Massachusetts business trust (the "Fund"), and FIRST TRUST ADVISORS L.P., an Illinois limited partnership (the "Adviser").

                                  WITNESSETH:

      In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

       1. The Fund hereby engages the Adviser to act as the investment adviser for, and to manage the investment and reinvestment of the assets of, the Fund in accordance with the Fund's investment objectives and policies and limitations, and to administer the Fund's affairs to the extent requested by and subject to the supervision of the Board of Trustees of the Fund for the period and upon the terms herein set forth. The investment of the Fund's assets shall be subject to the Fund's policies, restrictions and limitations with respect to securities investments as set forth in the Fund's most recent effective registration statement under the Investment Company Act of 1940 (the "1940 Act"), and all applicable laws and the regulations of the Securities and Exchange Commission relating to the management of registered closed-end management investment companies.

      The Adviser accepts such employment and agrees during such period to render such services, to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund's transfer agent, administrator or other service providers) for the Fund, to permit any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions, and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall at its own expense furnish all executive and other personnel, office space, and office facilities required to render the investment management and administrative services set forth in this Agreement. In the event that the Adviser pays or assumes any expenses of the Fund not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or similar expense in the future; provided that nothing contained herein shall be deemed to relieve the Adviser of any obligation to the Fund under any separate agreement or arrangement between the parties.

       2. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Fund in any way, nor otherwise be deemed an agent of the Fund.

       3. For the services and facilities described in Section 1, the Fund will pay to the Adviser, at the end of each calendar month, and the Adviser agrees to accept as full compensation therefor, an investment management fee equal to the annual rate of 1.00% of the Fund's Managed Assets, as such term is defined herein. For purposes of calculating the management fee, "Managed Assets" means the average daily gross asset value of the Fund (including assets attributable to the Fund's Preferred Shares (as such term is defined in the Fund's prospectus), if any, and the principal amount of borrowings, if any), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund). For purposes of determining Managed Assets, the liquidation preference of any outstanding Preferred Shares of the Fund is not treated as a liability.

      For the month and year in which this Agreement becomes effective, or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement shall have been in effect during the month and year, respectively. The services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

       4. The Adviser shall arrange for suitably qualified officers or employees of the Adviser to serve, without compensation from the Fund, as trustees, officers or agents of the Fund, if duly elected or appointed to such positions, and subject to their individual consent and to any limitations imposed by law.

       5. For purposes of this Agreement, brokerage commissions paid by the Fund upon the purchase or sale of the Fund's portfolio securities shall be considered a cost of securities of the Fund and shall be paid by the Fund.

       6. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of the Fund's securities on behalf of the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund's orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. Subject to approval by the Fund's Board of Trustees and to the extent permitted by and in conformance with applicable law (including Rule 17e-1 of the 1940 Act), the Adviser may select brokers or dealers affiliated with the Adviser. It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund, or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser's overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.

      In addition, the Adviser may, to the extent permitted by applicable law, aggregate purchase and sale orders of securities with similar orders being made simultaneously for other accounts managed by the Adviser or its affiliates, if in the Adviser's reasonable judgment such aggregation shall result in an overall economic benefit to the Fund, taking into consideration the selling or purchase price, brokerage commissions and other expenses. In the event that a purchase or sale of an asset of the Fund occurs as part of any aggregate sale or purchase orders, the objective of the Adviser and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in an equitable manner. Nevertheless, the Fund acknowledges that under some circumstances, such allocation may adversely affect the Fund with respect to the price or size of the securities positions obtainable or salable. Whenever the Fund and one or more other investment advisory clients of the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Adviser to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if such an allocation were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, the Adviser and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client.

      The Adviser will not arrange purchases or sales of securities between the Fund and other accounts advised by the Adviser or its affiliates unless (a) such purchases or sales are in accordance with applicable law (including Rule 17a-7 of the 1940 Act) and the Fund's policies and procedures, (b) the Adviser determines the purchase or sale is in the best interests of the Fund, and (c) the Fund's Board of Trustees have approved these types of transactions.

      To the extent the Fund seeks to adopt, amend or eliminate any objectives, policies, restrictions or procedures in a manner that modifies or restricts Adviser's authority regarding the execution of the Fund's portfolio transactions, the Fund agrees to use reasonable commercial efforts to consult with the Adviser regarding the modifications or restrictions prior to such adoption, amendment or elimination.

      The Adviser will communicate to the officers and trustees of the Fund such information relating to transactions for the Fund as they may reasonably request. In no instance will portfolio securities be purchased by or sold to the Adviser or any affiliated person of either the Fund or the Adviser, except as may be permitted under the 1940 Act.

         The Adviser further agrees that it:

             (a) will use the same degree of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

             (b) will (i) conform in all material respects to all applicable rules and regulations of the Securities and Exchange Commission, (ii) comply in all material respects with all policies and procedures adopted by the Board of Trustees for the Fund and communicated to the Adviser and,
      (iii) conduct its activities under this Agreement in all material respects in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

             (c) will report regularly to the Board of Trustees of the Fund (generally on a quarterly basis) and will make appropriate persons available for the purpose of reviewing with representatives of the Board of Trustees on a regular basis at reasonable times the management of the Fund, including, without limitation, review of the general investment strategies of the Fund, the performance of the Fund's investment portfolio in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Board of Trustees of the Fund; and

             (d) will prepare and maintain such books and records with respect to the Fund's securities and other transactions as required under applicable law and will prepare and furnish the Fund's Board of Trustees such periodic and special reports as the Board of Trustees may reasonably request. The Adviser further agrees that all records which it maintains for the Fund are the property of the Fund and the Adviser will surrender promptly to the Fund any such records upon the request of the Fund (provided, however, that Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the
      Fund) to the extent required under Rule 204-2 of the Investment Advisers Act of 1940 or other applicable law.

       7. Subject to applicable statutes and regulations, it is understood that officers, trustees, or agents of the Fund are, or may be, interested persons (as such term is defined in the 1940 Act and rules and regulations thereunder) of the Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Adviser may be interested persons of the Fund otherwise than as trustees, officers or agents.

       8. The Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

       9. Subject to obtaining the initial and periodic approvals required under
Section 15 of the 1940 Act, the Adviser may retain one or more sub-advisers at the Adviser's own cost and expense for the purpose of furnishing one or more of the services described in Section 1 hereof with respect to the Fund. Retention of a sub-adviser shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall be responsible to the Fund for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

      10. The Fund acknowledges that the Adviser now acts, and intends in the future to act, as an investment adviser to other managed accounts and as investment adviser or investment sub-adviser to one or more other investment companies. In addition, the Fund acknowledges that the persons employed by the Adviser to assist in the Adviser's duties under this Agreement will not devote their full time to such efforts. It is also agreed that the Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts and for managing its own accounts.

      11. This Agreement shall be effective on the date provided above, provided it has been approved in the manner required by the 1940 Act. This Agreement shall continue in effect until the two-year anniversary of the date of its effectiveness, unless and until terminated by either party as hereinafter provided, and shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved, at least annually, in the manner required by the 1940 Act.

      This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without the payment of any penalty by the Fund or by the Adviser upon sixty (60) days' written notice to the other party. The Fund may effect termination by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice. This Agreement may be terminated, at any time, without the payment of any penalty, by the Board of Trustees of the Fund, or by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the material covenants of the Adviser set forth herein. Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation, described in Section 3, earned prior to such termination and for any additional period during which the Adviser serves as such for the Fund, subject to applicable law. The terms "assignment" and "vote of the majority of outstanding voting securities" shall have the same meanings set forth in the 1940 Act and the rules and regulations thereunder.

      12. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder shall not be thereby affected.

      13. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for receipt of such notice.

      14. All parties hereto are expressly put on notice of the Fund's Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts and the limitation of shareholder and trustee liability contained therein. This Agreement is executed on behalf of the Fund by the Fund's officers as officers and not individually and the obligations imposed upon the Fund by this Agreement are not binding upon any of the Fund's Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund for the enforcement of any claims.

      15. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 14 hereof which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.

            IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed on the day and year above written.

                                        FIRST TRUST SPECIALTY FINANCE AND
                                           FINANCIAL OPPORTUNITIES FUND



                                        By:_______________________________
                                        Name:   James A. Bowen
                                        Title:  President

ATTEST:    _________________________
Name:      Mark R. Bradley
Title:     Chief Financial Officer

                                        FIRST TRUST ADVISORS L.P.



                                        By:_______________________________
                                        Name:   James A. Bowen
                                        Title:  President

ATTEST:    _________________________
Name:      Mark R. Bradley
Title:     Chief Financial Officer

                                                                       EXHIBIT B


                                    FORM OF
                       INVESTMENT SUB-ADVISORY AGREEMENT

      AGREEMENT made as of this [ ] day of [ ] by and among First Trust Specialty Finance and Financial Opportunities Fund, a Massachusetts business trust (the "Fund"), First Trust Advisors L.P., an Illinois limited partnership (the "Manager") and a registered investment adviser with the Securities and Exchange Commission ("SEC"), and Confluence Investment Management LLC, a Delaware limited liability company and a registered investment adviser with the SEC (the "Sub-Adviser").

      WHEREAS, the Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

      WHEREAS, the Fund has retained the Manager to serve as the investment manager for the Fund pursuant to an Investment Management Agreement between the Manager and the Fund (as such agreement may be modified from time to time, the "Management Agreement");

      WHEREAS, the Management Agreement provides that the Manager may, subject to the initial and periodic approvals required under Section 15 of the 1940 Act, appoint a sub-adviser at its own cost and expense for the purpose of furnishing certain services required under the Management Agreement; and

      WHEREAS, the Fund and the Manager desire to retain the Sub-Adviser to furnish investment advisory services for the Fund's investment portfolio, upon the terms and conditions hereafter set forth;

      NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

       1. Appointment. The Fund and the Manager hereby appoint the Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. The Sub-Adviser shall, for all purposes herein provided, be deemed an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Fund or the Manager in any way, nor otherwise be deemed an agent of the Fund or the Manager.

       2. Services to Be Performed. Subject always to the supervision of the Fund's Board of Trustees and the Manager, the Sub-Adviser will act as sub-adviser for, and manage on a discretionary basis the investment and reinvestment of the assets of the Fund, furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the Fund's investment portfolio, all on behalf of the Fund and as described in the Fund's most recent registration statement on Form N-2 as declared effective by the SEC, and as the same may thereafter be amended from time to time. In the performance of its duties, the Sub-Adviser will in all material respects (a) satisfy any applicable fiduciary duties it may have to the Fund, (b) monitor the Fund's investments, (c) comply with the provisions of the Fund's Declaration of Trust and By-laws, as amended from time to time and communicated by the Fund or the Manager to the Sub-Adviser in writing, and the stated investment objectives, policies and restrictions of the Fund as such objectives, policies and restrictions may subsequently be changed by the Fund's Board of Trustees and communicated by the Fund or the Manager to the Sub-Adviser in writing, and (d) assist in the valuation of portfolio securities held by the Fund as requested by the Manager or the Fund. The Fund or the Manager has provided the Sub-Adviser with current copies of the Fund's Declaration of Trust, By-laws, prospectus, statement of additional information and any amendments thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to the Sub-Adviser's performance under this Agreement.

      The Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio investments for the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund's orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. Subject to approval by the Fund's Board of Trustees and compliance with the policies and procedures adopted by the Board of Trustees for the Fund and to the extent permitted by and in conformance with applicable law (including Rule 17e-1 of the 1940 Act), the Sub-Adviser may select brokers or dealers affiliated with the Sub-Adviser. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund, or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser's overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.

      In addition, the Sub-Adviser may, to the extent permitted by applicable law, aggregate purchase and sale orders of securities placed with respect to the assets of the Fund with similar orders being made simultaneously for other accounts managed by the Sub-Adviser or its affiliates, if in the Sub-Adviser's reasonable judgment such aggregation shall result in an overall economic benefit to the Fund, taking into consideration the selling or purchase price, brokerage commissions and other expenses. In the event that a purchase or sale of an asset of the Fund occurs as part of any aggregate sale or purchase orders, the objective of the Sub-Adviser and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in a fair and equitable manner. Nevertheless, the Fund and the Manager acknowledge that under some circumstances, such allocation may adversely affect the Fund with respect to the price or size of the securities positions obtainable or salable, and neither the Fund nor the Manager shall object to any such fair and equitable allocation. Whenever the Fund and one or more other investment advisory clients of the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Sub-Adviser to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if such an allocation were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, the Sub-Adviser and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client.

      The Sub-Adviser will not arrange purchases or sales of securities between the Fund and other accounts advised by the Sub-Adviser or its affiliates unless
(a) such purchases or sales are in accordance with applicable law (including Rule 17a-7 of the 1940 Act) and the Fund's policies and procedures, (b) the Sub-Adviser reasonably believes the purchase or sale is in the best interests of the Fund, and (c) the Fund's Board of Trustees has approved these types of transactions.

      The Fund may adopt policies and procedures that modify or restrict the Sub-Adviser's authority regarding the execution of the Fund's portfolio transactions provided herein. However, no such policy or procedure shall be binding on the Sub-Adviser unless it is communicated to the Sub-Adviser in writing.

      The Sub-Adviser will communicate to the officers and Trustees of the Fund such information relating to transactions for the Fund as they may reasonably request. In no instance will the Fund's portfolio securities be knowingly purchased from or sold to the Manager, the Sub-Adviser or any affiliated person of either the Fund, the Manager, or the Sub-Adviser, except as may be permitted under the 1940 Act.

         The Sub-Adviser further agrees that it:

             (a) will use the same degree of skill and care in providing such services as it uses in providing services to other accounts for which it has investment responsibilities under the Investment Advisers Act of 1940;

             (b) will (i) conform in all material respects to all applicable rules and regulations of the SEC, (ii) comply in all material respects with all policies and procedures adopted by the Board of Trustees for the Fund and communicated to the Sub-Adviser in writing and (iii) conduct its activities under this Agreement in all material respects in accordance with any applicable law and regulations of any governmental authority pertaining to its investment advisory activities;

             (c) will report to the Manager and to the Board of Trustees of the Fund on a quarterly basis and will make appropriate persons available for the purpose of reviewing with representatives of the Manager and the Board of Trustees on a regular basis at such times as the Manager or the Board of Trustees may reasonably request in writing regarding the management of the Fund, including, without limitation, review of the general investment strategies of the Fund, the performance of the Fund's investment portfolio in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Manager or the Board of Trustees of the Fund; and

             (d) will prepare and maintain such books and records with respect to the Fund's securities and other transactions for the Fund's investment portfolio as required for registered investment advisers under applicable law or as otherwise reasonably agreed to by the parties and will prepare and furnish the Manager and the Fund's Board of Trustees such periodic and special reports as the Board or the Manager may reasonably request. The Sub-Adviser further agrees that all records that it maintains for the Fund are the property of the Fund and the Sub-Adviser will surrender promptly to the Fund any such records upon the request of the Manager or the Fund (provided, however, that the Sub-Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the Fund) to the extent required under Rule 204-2 of the Investment Advisers Act of 1940 or other applicable law.

       3. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other assets (including brokerage commissions, if any) purchased for the Fund.

       4. Additional Sub-Advisers. Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act and the approval of the Manager, the Sub-Adviser may retain one or more additional sub-advisers at the Sub-Adviser's own cost and expense for the purpose of furnishing one or more of the services described in Section 2 hereof with respect to the Fund. Retention of a sub-adviser hereunder shall in no way reduce the responsibilities or obligations of the Sub-Adviser under this Agreement and the Sub-Adviser shall be responsible to the Fund for all acts or omissions of any sub-adviser in connection with the performance of the Sub-Adviser's duties hereunder.

       5. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Manager will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee (the "Management Fee") equal to the annual rate of 0.50% of the Fund's Managed Assets (as defined below). For purposes of calculating the Management Fee, Managed Assets means the average daily gross asset value of the Fund (including assets attributable to the Fund's Preferred Shares (as such term is defined in the Fund's prospectus), if any, and the principal amount of borrowings, if any), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund). For purposes of determining Managed Assets, the liquidation preference of any outstanding Preferred Shares of the Fund is not treated as a liability. The Management Fee shall be payable in arrears on or about the first day of each month during the term of this Agreement.

      For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

       6. Services to Others. The Fund and the Manager acknowledge that the Sub-Adviser now acts, or may in the future act, as an investment adviser to other managed accounts and as investment adviser or investment sub-adviser to one or more other investment companies. In addition, the Fund and the Manager acknowledge that the persons employed by the Sub-Adviser to assist in the

Sub-Adviser's duties under this Agreement will not devote their full time to such efforts. It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts and for managing its own accounts.

       7. Limitation of Liability. The Sub-Adviser shall not be liable for, and the Fund and the Manager will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund or the Manager (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Adviser's duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

       8. Term; Termination. This Agreement shall become effective on the date provided above (the "Effective Date") provided that it has been approved in the manner required by the 1940 Act, and shall remain in full force until the two-year anniversary following the date of its effectiveness unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for the Fund, the Sub-Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

      This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Manager or the Sub-Adviser upon sixty (60) days' written notice to the other parties. This Agreement may also be terminated by the Fund by action of the Board of Trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund upon sixty (60) days' written notice to the Sub-Adviser by the Fund without payment of any penalty.

      This Agreement may be terminated at any time without the payment of any penalty by the Manager, the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action that results in a breach of the material covenants of the Sub-Adviser set forth herein.

      The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

      Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 5 earned prior to such termination and for any additional period during which the Sub-Adviser serves as such for the Fund, subject to applicable law.

       9. Compliance Certification. From time to time the Sub-Adviser shall provide such certifications with respect to Rule 38a-1 under the 1940 Act, as are reasonably requested by the Fund or the Manager. In addition, the Sub-Adviser will, from time to time, provide a written assessment of its compliance program in conformity with current industry standards that is reasonably acceptable to the Fund to enable the Fund to fulfill its obligations under Rule 38a-1 under the 1940 Act.

      10. Notice. Any notice under this Agreement shall be sufficient in all respects if given in writing and delivered by commercial courier providing proof of delivery and addressed as follows or addressed to such other person or address as such party may designate for receipt of such notice.

     If to the Manager or the Fund:     If to the Sub-Adviser:
     First Trust Specialty Finance      Confluence Investment Management LLC
     and Financial Opportunities Fund   349 Marshall Avenue, Suite 302
     First Trust Advisors L.P.          St. Louis, Missouri  63119
     120 E. Liberty Drive, Suite 400    Attention: Brian N. Hansen, President
     Wheaton, Illinois 60187
     Attention: Secretary

      11. Limitations on Liability. All parties hereto are expressly put on notice of the Fund's Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and Trustee liability contained therein and a copy of which has been provided to the Sub-Adviser prior to the date hereof. This Agreement is executed on behalf of the Fund by the Fund's officers in their capacity as officers and not individually and is not binding upon any of the Trustees, officers or shareholders of the Fund individually but the obligations imposed upon the Fund by this Agreement are binding only upon the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund for the enforcement of any claims.

      12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

      13. Applicable Law. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 11 hereof, which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.

      14. Amendment, Etc. This Agreement may only be amended, or its provisions modified or waived, in a writing signed by the party against which such amendment, modification or waiver is sought to be enforced.

      15. Authority. Each party represents to the others that it is duly authorized and fully empowered to execute, deliver and perform this Agreement. The Fund represents that engagement of the Sub-Adviser has been duly authorized by the Fund and is in accordance with the Fund's Declaration of Trust and other governing documents of the Fund.

      16. Severability. Each provision of this Agreement is intended to be severable from the others so that if any provision or term hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remaining provisions and terms hereof; provided, however, that the provisions governing payment of the Management Fee described in Section 5 are not severable.

      17. Entire Agreement. This Agreement constitutes the sole and entire agreement of the parties hereto with respect to the subject matter expressly set forth herein.

      IN WITNESS WHEREOF, the Fund, the Manager and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

FIRST TRUST ADVISORS L.P.               CONFLUENCE INVESTMENT MANAGEMENT LLC

By___________________________________   By___________________________________
     Title:__________________________       Title:___________________________



FIRST TRUST SPECIALTY FINANCE AND
    FINANCIAL OPPORTUNITIES FUND



By___________________________________
     Title:__________________________

FORM OF PROXY CARD
------------------


         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND

     Proxy Ballot for Special Meeting of Shareholders - _____________, 2010


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned holder of Common Shares of the First Trust Specialty Finance and Financial Opportunities Fund (the "Fund"), a Massachusetts business trust, hereby appoints W. Scott Jardine, Mark R. Bradley, Kristi A. Maher, James M. Dykas and Erin E. Chapman as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, at ________ Central time on the date indicated above, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement dated ___________, 2010, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting (including, but not limited to, any questions as to adjournment or postponement of the Meeting). A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.



                                     THIS  PROXY, WHEN PROPERLY EXECUTED, WILL
                                     BE VOTED IN THE MANNER DIRECTED BY THE
Registration dynamically             UNDERSIGNED SHAREHOLDER. IF NO DIRECTION
     printed here                    IS MADE, THIS PROXY WILL BE VOTED FOR
                                     THE PROPOSAL SET FORTH.

                                     PLEASE  VOTE,  DATE AND SIGN ON REVERSE
                                     SIDE AND RETURN PROMPTLY IN THE ENCLOSED
                                     ENVELOPE.


               PLEASE FOLD HERE AND RETURN ENTIRE BALLOT - DO NOT DETACH
--------------------------------------------------------------------------------

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND

   Proxy Ballot for Special Meeting of Shareholders - __________, 2010



VOTE BY PHONE OR BY MAIL!

CALL: TO VOTE YOUR PROXY BY PHONE, CALL OUR TOLL-FREE PROXY HOTLINE AT
      1-__________. REPRESENTATIVES ARE AVAILABLE TO RECORD YOUR VOTE MONDAY THROUGH FRIDAY 9:00 A.M. TO 10:00 P.M. EASTERN TIME.

MAIL: TO VOTE YOUR PROXY BY MAIL, MARK THE APPROPRIATE VOTING BOX ON THE REVERSE
      SIDE OF THIS PROXY BALLOT, SIGN AND DATE THE BALLOT AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR MAIL TO: THE ALTMAN GROUP, P.O. BOX ___, LYNDHURST, NJ 07071.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, either may sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give full title as such.

PLEASE MARK YOUR VOTE ON THE REVERSE OF THIS PROXY BALLOT.

__________________________________________________________
Shareholder sign here

__________________________________________________________
Joint owner sign here

__________________________________________________________
Date:

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND

                                                         CONTROL NUMBER
                                                  -----------------------------
                                                          123456789123
                                                  -----------------------------
     WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION TO
      THIS MATTER WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

THE PROXY BALLOT MUST BE SIGNED AND DATED ON THE REVERSE SIDE FOR YOUR INSTRUCTIONS TO BE COUNTED AND WILL BE VOTED IN THE MANNER INDICATED. IF NO INSTRUCTION HAS BEEN INDICATED BELOW, A VOTE WILL BE CAST "FOR" THE PROPOSAL. PLEASE COMPLETE AND RETURN THIS PROXY BALLOT PROMPTLY.

PLEASE MARK YOUR VOTE AS INDICATED IN THIS EXAMPLE [ ]

                                                       FOR    AGAINST   ABSTAIN

Proposal - The Board of Trustees recommends a vote FOR the Proposal to approve a new Investment Advisory Agreement for the Fund with First Trust Advisors L.P.

Approval of New Investment Advisory Agreement          [ ]      [ ]       [ ]

Proposal - The Board of Trustees recommends a vote FOR the Proposal to approve a new Investment Sub-Advisory Agreement for the Fund with Confluence Investment Management LLC

Approval of New Investment Sub-Advisory Agreement      [ ]      [ ]       [ ]


NON-VOTING ITEMS

MEETING ATTENDANCE - Mark the box to the right if you plan to attend the Special Meeting [ ]

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